Exhibit 10.27

GUARANTY OF PAYMENT AND PERFORMANCE

THIS GUARANTY OF PAYMENT AND PERFORMANCE dated as of September 20, 2012 (this “Guaranty”), is executed by ADCARE HEALTH SYSTEMS, INC., an Ohio corporation (the “Guarantor”), to and for the benefit of THE PRIVATEBANK AND TRUST COMPANY, an Illinois banking corporation (the “Lender”).

RECITALS

A.            The Lender has agreed to make a revolving loan in the principal amount of $10,600,000 (the “Loan”) to ADK Thomasville Operator, LLC, ADK Lumber City Operator, LLC, ADK Jeffersonville Operator, LLC, ADK LaGrange Operator, LLC, ADK Powder Springs Operator, LLC, ADK Oceanside Operator, LLC, ADK Thunderbolt Operator, LLC, ADK Savannah Beach Operator, LLC, Attalla Nursing ADK, LLC, Mt. Kenn Nursing, LLC, Erin Nursing, LLC, CP Nursing, LLC, Benton Nursing, LLC, Valley River Nursing, LLC, Park Heritage Nursing, LLC, Homestead Nursing, LLC, Woodland Manor Nursing, LLC, Mountain View Nursing, LLC, Northridge HC&R Nursing, LLC, Little Rock HC&R Nursing, LLC, Woodland Hills HC Nursing, LLC, APH&R Nursing, LLC, Glenvue H&R Nursing, LLC, and Coosa Nursing ADK, LLC, each a Georgia limited liability company, and Mountain Trace Nursing ADK, LLC, an Ohio limited liability company  (the “Borrowers”), pursuant to the terms and conditions of a Loan and Security Agreement of even date herewith (the “Loan Agreement”) by and among the Borrowers and the Lender.  The Loan is evidenced by a Promissory Note of even date herewith (the “Note”) from the Borrowers to the Lender in the principal amount of $10,600,000.  All terms used and not otherwise defined herein shall have the meanings set forth in the Loan Agreement, and for the avoidance of doubt, all references in this Guaranty to the “Loan Documents” include, without limitation, any Bank Product Agreements (as defined in the Loan Agreement) to which the Lender or any of its Affiliates is a party, including, without limitation, any Hedging Agreements (as defined in the Loan Agreement) to which the Lender is a party.

B.            The purpose of the Loan is to provide working capital financing for the Facilities described in the Loan Agreement.  The Guarantor is the owner of 100% of the membership interests in each of the Borrowers either directly or indirectly through one or more intermediary entities, and is also deriving a benefit from the making of the Loan by the Lender.

C.            As a condition precedent to the making of the Loan to the Borrowers by the Lender and in consideration therefor, the Lender has required the execution and delivery of this Guaranty by the Guarantor.

AGREEMENTS

For good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the Guarantor hereby agrees as follows:

1.             Guaranty of Payment.

(a)           The Guarantor hereby unconditionally, absolutely and irrevocably guarantees the punctual payment and performance when due, whether at stated maturity or by acceleration or otherwise, of the indebtedness and other obligations of the Borrowers to the Lender evidenced by the Note and any other amounts that may become owing by the Borrowers under the Loan Documents (such indebtedness, obligations and other amounts are hereinafter referred to as the “Payment Obligations”), subject to the limitation set forth in paragraph (b) of this Section.  If for any reason the Borrowers shall fail or be unable to pay, punctually and fully, any of their Payment Obligations, the Guarantor shall pay such obligations to the Lender in full immediately upon demand, subject to the limitation set forth in paragraph (b) of this Section.

(b)           The liability of the Guarantor under paragraph (a) of this Section with respect to the amount of principal outstanding on the Note shall be limited to $5,300,000 (the “Principal Limit”).  There shall be no limitation on the liability of the Guarantor under paragraph (a) of this Section with respect to interest on the Note, or with respect to any other amounts (except principal of the Note) that may become owing by the Borrower under the Loan Documents.  The limitation on the liability of the Guarantor provided for in this paragraph (b) does not apply to liability of the Guarantor arising under any provision of this Guaranty other than paragraph (a) of this Section.  Amounts received by the Lender in partial payment of the principal of the Note, other than payments from the Guarantor, shall not reduce the obligation of the Guarantor under paragraph (a) of this Section with respect to the principal of the Note, except to the extent that such partial payments reduce the principal outstanding on the Note below the Principal Limit.

(c)           In addition to the guaranties of payment provided for above in this Section, the Guarantor hereby unconditionally, absolutely and irrevocably guarantee, jointly and severally, the payment of (i) the Recourse Guaranty Obligations (as hereinafter defined), and (ii) the Full Re-Payment Obligations (as hereinafter defined), but, with respect to the Full Re-Payment Obligations, only if (A) there is fraud by any Borrower or any of their partners, shareholders, members, managers, officers or directors, as the case may be, or of the Guarantor, with respect to the Loan, (B) a Prohibited Transfer occurs and is not reversed within 14 days after the date on which it occurs, (C) any Borrower contests, delays or otherwise hinders any action taken by the Lender in connection with the appointment of a receiver for any collateral for the Loan or the foreclosure of the liens, deeds of trust, mortgages or other security interests created by any of the Loan Documents, or (D) any Borrower or Guarantor voluntarily files for bankruptcy, or is involuntarily placed into bankruptcy by an affiliate, accountant, attorney, or other representative of any Borrower or Guarantor and such involuntary bankruptcy is not dismissed within 30 days after the filing thereof.  As used herein, the term “Full Re-Payment Obligations” shall mean the obligations of the Borrowers to pay the principal balance of and all interest due on the Note, whether at stated maturity or by acceleration or otherwise, and to pay any other amounts that may become owing under the Note or the other Loan Documents.  As used herein, the term “Recourse Guaranty Obligations” shall mean:

(i)            All “Losses” (as hereinafter defined) suffered or incurred by or on behalf of the Lender in enforcing the rights and remedies of the Lender under this Guaranty or under the other Loan Documents, together with all interest calculated at the Default Rate until paid on all amounts owed by the Guarantor which accrues from and after the date the Lender’s demand for payment is delivered to the Guarantor;

(ii)           All Losses suffered or incurred by the Lender as a result of any material misrepresentation in any of the Loan Documents;

(iii)          All Losses suffered or incurred by the Lender as a result of waste with respect to any of the collateral for the Loan;

(iv)          All Losses suffered or incurred by the Lender as a result of the removal or disposal of any property in which the Lender has a security interest in violation of the terms and conditions of the Loan Documents;

(v)           All Losses suffered or incurred by the Lender as a result of any liens against any of the collateral for the Loan not expressly permitted or contested under the Loan Agreement or any of the other Loan Documents;

(vi)          All Losses suffered or incurred by the Lender as a result of the application of any insurance proceeds (to the full extent of such proceeds) not permitted by the Loan Agreement any of the other Loan Documents, or the failure of any Borrower to maintain or cause to be maintained the insurance coverages required by the Loan Agreement or any of the other Loan Documents; and

(vii)         An amount equal to all revenues received by or on behalf of any Borrower from the operation or ownership of any Facility after the Lender has notified the Borrowers of a Default or Event of Default under any of the provisions of the Loan Documents, less only that portion of such revenues which are (A) actually used by the Borrowers to operate the Facilities in the ordinary course of business, or for other purposes which are approved in writing by the Lender, or (B) paid to the Lender.

The term “Losses” means any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, fines, penalties, charges, fees, expenses, judgments, awards, amounts paid in settlement, and foreseeable and unforeseeable consequential damages, of whatever kind or nature (including but not limited to reasonable attorneys’ fees and other costs of defense).

Under no circumstances shall the liability of the Guarantor hereunder be reduced by, from or as a result of any payment to or amount realized by the Lender from any rents, deposits, insurance proceeds, proceeds from bankruptcy sale, foreclosure or any conveyance in lieu of foreclosure or from any other profits, avails, revenues or proceeds derived from the Facilities, and only payments made to the Lender by the Guarantor out of its personal funds not derived from the Facilities after demand therefor by the Lender shall be applied against such liability.

(d)           The guaranty in this Section 1 is a present and continuing guaranty of payment and not of collectability, and the Lender shall not be required to prosecute collection, enforcement or other remedies against any Borrower, the Guarantor, or any other guarantor of the Loan, or to enforce or resort to any collateral for the repayment of the Loan or other rights or remedies pertaining thereto, before calling on any Guarantor for payment.  One or more successive actions may be brought against the Guarantors or any of them, as often as the Lender deems advisable.

(e)           The Payment Obligations, the Full Re-Payment Obligations, the Recourse Guaranty Obligations and the Performance Obligations (as hereinafter defined), are referred to herein as the “Guaranteed Obligations.”

2.             Guaranty of Performance.  In addition to the guaranty of the Payment Obligations, the Guarantor hereby unconditionally, absolutely and irrevocably guarantees, jointly and severally, (i) the full and prompt performance and observance by each Borrower of each and every other obligation, undertaking, liability, promise, warranty, covenant and agreement of each Borrower in and under the terms of the Loan Documents; and (ii) the truth of each and every representation and warranty made by each Borrower in the Loan Documents or in other certificates or documents delivered in connection with the Loan (the matters described in (i) and (ii) above being collectively referred to herein as the “Performance Obligations”).

3.             Representations and Warranties.  The following shall constitute representations and warranties of the Guarantor and the Guarantor hereby acknowledges that the Lender intends to make the Loan in reliance thereon:

(a)           The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio.  The Guarantor has full power and authority to conduct its business as presently conducted, to execute and deliver the Loan Documents to which it is a party, and to perform all of its duties and obligations under the Loan Documents to which it is a party; and such execution and performance have been duly authorized by all necessary Legal Requirements.  The articles of incorporation and bylaws of the Guarantor, each as amended to date, copies of which have been furnished to the Lender, are in effect, have not been further amended, and are the true, correct and complete documents relating to the Guarantor’s creation and governance.

(b)           The Guarantor is not in default and no event has occurred that with the passage of time or the giving of notice will constitute a default under any agreement to which the Guarantor is a party, the effect of which will impair performance by the Guarantor of its obligations under this Guaranty.  Neither the execution and delivery of this Guaranty nor compliance with the terms and provisions hereof will violate any applicable law, rule, regulation, judgment, decree or order, or will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of the articles of incorporation or bylaws of the Guarantor, any indenture, mortgage, deed of trust, instrument, document, agreement or contract of any kind that creates, represents, evidences or provides for any lien, charge or encumbrance upon any of the property or assets of the Guarantor, or any other indenture, mortgage, deed of trust, instrument, document, agreement or contract of any kind to which the Guarantor is a party or to which the Guarantor or the property of the Guarantor may be subject.

(c)           There is no litigation, arbitration, governmental or administrative proceedings, actions, examinations, claims or demands pending, or to the Guarantor’

knowledge, threatened that could adversely affect performance by the Guarantor of its obligations under this Guaranty.

(d)           Neither this Guaranty nor any statement or certification as to facts previously furnished or required herein to be furnished to the Lender by the Guarantor, contains any material inaccuracy or untruth in any representation, covenant or warranty or omits to state a fact material to this Guaranty.

4.             Continuing Guaranty.  The Guarantor agrees that performance by the Guarantor of the obligations under this Guaranty shall be a primary obligation, shall not be subject to any counterclaim, set-off, abatement, deferment or defense based upon any claim that the Guarantor may have against the Lender, any Borrower, any other guarantor of the Guaranteed Obligations or any other person or entity, and shall remain in full force and effect without regard to, and shall not be released, discharged or affected in any way by, any circumstance or condition (whether or not the Guarantor shall have any knowledge thereof), including without limitation —

(a)           Any lack of validity or enforceability of any of the Loan Documents;

(b)           Any termination, amendment, modification or other change in any of the Loan Documents, including, without limitation, any modification of the interest rate or rates described therein;

(c)           Any furnishing, exchange, substitution or release of any collateral securing repayment of the Loan, or any failure to perfect any lien in such collateral;

(d)           Any failure, omission or delay on the part of any Borrower, the Guarantor, any other guarantor of the Guaranteed Obligations or the Lender to conform or comply with any term of any of the Loan Documents or any failure of the Lender to give notice of any Event of Default;

(e)           Any waiver, compromise, release, settlement or extension of time of payment or performance or observance of any of the obligations or agreements contained in any of the Loan Documents;

(f)            Any action or inaction by the Lender under or in respect of any of the Loan Documents, any failure, lack of diligence, omission or delay on the part of the Lender to perfect, enforce, assert or exercise any lien, security interest, right, power or remedy conferred on it in any of the Loan Documents, or any other action or inaction on the part of the Lender;

(g)           Any voluntary or involuntary bankruptcy, insolvency, reorganization, arrangement, readjustment, assignment for the benefit of creditors, composition, receivership, liquidation, marshalling of assets and liabilities or similar events or proceedings with respect to any Borrower, the Guarantor or any other guarantor of the Guaranteed Obligations, as applicable, or any of their respective property or creditors, or any action taken by any trustee or receiver or by any court in any such proceeding;

(h)           Any merger or consolidation of any Borrower into or with any entity, or any sale, lease or transfer of any of the assets of any Borrower, the Guarantor or any other guarantor of the Guaranteed Obligations to any other person or entity;

(i)            Any change in the ownership of any Borrower, or any change in the relationship between any Borrower and the Guarantor or any other guarantor of the Guaranteed Obligations, or any termination of any such relationship;

(j)            Any release or discharge by operation of law of any Borrower, the Guarantor or any other guarantor of the Guaranteed Obligations from any obligation or agreement contained in any of the Loan Documents; or

(k)           Any other occurrence, circumstance, happening or event, whether similar or dissimilar to the foregoing and whether foreseen or unforeseen, which otherwise might constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which otherwise might limit recourse against any Borrower or the Guarantor to the fullest extent permitted by law.

5.             Waivers.  The Guarantor expressly and unconditionally waives (i) notice of any of the matters referred to in Section 4 above, (ii) all notices which may be required by statute, rule of law or otherwise, now or hereafter in effect, to preserve intact any rights against the Guarantor, including, without limitation, any demand, presentment and protest, proof of notice of non-payment under any of the Loan Documents and notice of any Event of Default or any failure on the part of any Borrower, the Guarantor or any other guarantor of the Guaranteed Obligations to perform or comply with any covenant, agreement, term or condition of any of the Loan Documents, (iii) any right to the enforcement, assertion or exercise against any Borrower, the Guarantor or any other guarantor of the Guaranteed Obligations of any right or remedy conferred under any of the Loan Documents, (iv) any requirement of diligence on the part of any person or entity, (v) to the fullest extent permitted by law and except as otherwise expressly provided in this Guaranty or the other Loan Documents, any claims based on allegations that the Lender has failed to act in a commercially reasonable manner or failed to exercise the Lender’s obligation of good faith and fair dealing, (vi) any requirement to exhaust any remedies or to mitigate the damages resulting from any default under any of the Loan Documents, and (vii) any notice of any sale, transfer or other disposition of any right, title or interest of the Lender under any of the Loan Documents.  The Guarantor agrees that the Guarantor is a guarantor and not a “surety” within the meaning of the Illinois Sureties Act, and also waives any and all rights under the Illinois Sureties Act.

6.             Subordination.  The Guarantor agrees that any and all present and future debts and obligations of any Borrower to the Guarantor hereby are subordinated to the claims of the Lender and hereby are assigned by the Guarantor to the Lender as security for the Guaranteed Obligations and the Guarantor’s obligations under this Guaranty.

7.             Subrogation Waiver.  Until the Guaranteed Obligations are paid in full and all periods under applicable bankruptcy law for the contest of any payment by the Guarantor or the Borrowers as a preferential or fraudulent payment have expired, the Guarantor knowingly, and with advice of counsel, waives, relinquishes, releases and abandons all rights and claims to indemnification, contribution, reimbursement, subrogation and payment which the Guarantor may now or hereafter have by and from any Borrower and the successors and assigns of any Borrower, for any payments made by the Guarantor to the Lender, including, without limitation, any rights which might allow any Borrower, any Borrower’s successors, a creditor of any Borrower, or a trustee in bankruptcy of any Borrower to claim in bankruptcy or any other similar proceedings that any payment made by any Borrower or any Borrower’s successors and assigns to the Lender was on behalf of or for the benefit of the Guarantor and that such payment is recoverable by any Borrower, a creditor or trustee in bankruptcy of any Borrower as a preferential payment, fraudulent conveyance, payment of an insider or any other classification of payment which may otherwise be recoverable from the Lender.

8.             Reinstatement.  The obligations of the Guarantor pursuant to this Guaranty shall continue to be effective or automatically be reinstated, as the case may be, if at any time payment of any of the Guaranteed Obligations or the Guarantor’s obligations under this Guaranty are rescinded or otherwise must be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Guarantor or any Borrower or otherwise, all as though such payment had not been made.

9.             Financial Statements.  The Guarantor represents and warrants to the Lender that (i) the financial statements of the Guarantor previously submitted to the Lender are true, complete and correct in all material respects, disclose all actual and contingent liabilities, and fairly present the financial condition of the Guarantor, and do not contain any untrue statement of a material fact or omit to state a fact material to the financial statements submitted or this Guaranty, and (ii) no material adverse change has occurred in the financial statements from the dates thereof until the date hereof.  The Guarantor shall furnish to the Lender financial statements and other information as provided in Section 7.3 of the Loan Agreement.

10.          Transfers, Sales, Etc.  The Guarantor shall not sell, lease, transfer, convey or assign any of its or his assets, unless (i) if the Guarantor is a natural person, such sale, lease, transfer, conveyance or assignment is of a non-material asset of the Guarantor and will not have a material adverse effect on the Guarantor’s financial condition, or (ii) if the Guarantor is a limited liability company, corporation, partnership or other entity, such sale, lease, transfer, conveyance or assignment will not have a material adverse effect on the business or financial condition of the Guarantor or its ability to perform its obligations hereunder.

11.          Default; Remedies.  An Event of Default shall occur hereunder if the Guarantor shall fail to pay or perform any of its covenants, agreements and obligations hereunder, or if any representation or warranty contained herein shall prove to be untrue or incorrect in any material respect.  When any Event of Default hereunder has occurred and is continuing, the Lender may exercise any of the rights and remedies provided for herein or in any of the other Loan Documents, or provided to it by law, including, without limitation, the right of setoff.

12.          Enforcement Costs and Interest.  If: (i) this Guaranty, is placed in the hands of one or more attorneys for collection or is collected through any legal proceeding; (ii) one or more attorneys is retained to represent the Lender in any bankruptcy, reorganization, receivership or other proceedings affecting creditors’ rights and involving a claim under this Guaranty, or (iii) one or more attorneys is retained to represent the Lender in any other proceedings whatsoever in connection with this Guaranty, then the Guarantor shall pay to the Lender upon demand all fees, costs and expenses incurred by the Lender in connection therewith, including, without limitation, reasonable attorney’s fees, court costs and filing fees, in addition to all other amounts due hereunder.  Amounts due from a Guarantor under this Guaranty shall bear interest until paid at the Default Rate.

13.          Successors and Assigns; Joint and Several Liability.  This Guaranty shall inure to the benefit of the Lender and its successors and assigns.  This Guaranty shall be binding on the Guarantor and the heirs, legatees, successors and assigns of the Guarantor.  If this Guaranty is executed by more than one Guarantor, it shall be the joint and several undertaking of each of the undersigned.  Regardless of whether this Guaranty is executed by more than one Guarantor, it is agreed that the liability of the undersigned hereunder is several and independent of any other guarantees or other obligations at any time in effect with respect to the Guaranteed Obligations or any part thereof and that the liability of the Guarantor hereunder may be enforced regardless of the existence, validity, enforcement or non-enforcement of any such other guarantees or other obligations.

14.          No Waiver of Rights.  No delay or failure on the part of the Lender to exercise any right, power or privilege under this Guaranty or any of the other Loan Documents shall operate as a waiver thereof, and no single or partial exercise of any right, power or privilege shall preclude any other or further exercise thereof or the exercise of any other power or right, or be deemed to establish a custom or course of dealing or performance between the parties hereto.  The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.  No notice to or demand on the Guarantor in any case shall entitle the Guarantor to any other or further notice or demand in the same, similar or other circumstance.

15.          Prior Agreements; No Reliance; Modification.  This Guaranty shall represent the entire, integrated agreement between the parties hereto relating to the subject matter hereof, and shall supersede all prior negotiations, representations or agreements pertaining thereto, either oral or written.  The Guarantor acknowledges that it is executing this Guaranty without relying on any statements, representations or warranties, either oral or written, that are not expressly set forth herein.  The terms of this Guaranty may be waived, discharged, or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.  No amendment, modification, waiver or other change of any of the terms of this Guaranty shall be effective without the prior written consent of the Lender.

16.          Joinder.  Any action to enforce this Guaranty may be brought against the Guarantor without any joinder of any Borrower, any other Guarantor, or any other guarantor of the Guaranteed Obligations in such action.

17.          Incorporation of Recitals.  The Recitals to this Guaranty are hereby incorporated into and made a part of this Guaranty.

18.          Severability.  If any provision of this Guaranty is deemed to be invalid by reason of the operation of law, or by reason of the interpretation placed thereon by any administrative agency or any court, the Guarantor and the Lender shall negotiate an equitable adjustment in the provisions of the same in order to effect, to the maximum extent permitted by law, the purpose of this Guaranty and the validity and enforceability of the remaining provisions, or portions or applications thereof, shall not be affected thereby and shall remain in full force and effect.

19.          Applicable Law.  This Guaranty is governed as to validity, interpretation, effect and in all other respects by laws and decisions of the State of Illinois.

20.          Captions.  The captions and headings of various Sections of this Guaranty pertaining hereto are for convenience only and are not to be considered as defining or limiting in any way the scope or intent of the provisions hereof.

21.          Execution of Counterparts; Electronic Signatures .  This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same document.  Receipt of an executed signature page to this Guaranty by facsimile or other electronic transmission shall constitute effective delivery thereof.  An electronic record of this executed Guaranty maintained by the Lender shall be deemed to be an original.

22.          Construction.  Each party to this Guaranty and legal counsel to each party have participated in the drafting of this Guaranty, and accordingly the general rule of construction to the effect that any ambiguities in a contract are to be resolved against the party drafting the contract shall not be employed in the construction and interpretation of this Guaranty.

23.          Notice.  All notices and other communications provided for in this Guaranty (“Notices”) shall be in writing.  The “Notice Addresses” of the parties for purposes of this Guaranty are as follows:

Guarantor:	AdCare Health Systems, Inc.
5057 Troy Road
Springfield, Ohio 45502
Attention: Boyd P. Gentry

With a copy to:	Holt Ney Zatcoff & Wasserman, LLP
100 Galleria Parkway, Suite 1800
Atlanta, Georgia 30339
Attention: Gregory P. Youra

Lender:	The PrivateBank and Trust Company
120 South LaSalle Street
Chicago, Illinois 60603
Attention: Amy K. Hallberg

With a copy to:	Seyfarth Shaw LLP
131 South Dearborn Street
Suite 2400
Chicago, Illinois 60603
Attention: Alvin L. Kruse

or such other address as a party may designate by notice duly given in accordance with this Section to the other parties.  A Notice to a party shall be effective when delivered to such party’s Notice Address by any means, including, without limitation, personal delivery by the party giving the Notice, delivery by United States regular, certified or registered mail, or delivery by a commercial courier or delivery service.  If the Notice Address of a party includes a facsimile number or electronic mail address, Notice given by facsimile or electronic mail shall be effective when delivered at such facsimile number or email address.  If delivery of a Notice is refused, it shall be deemed to have been delivered at the time of such refusal of delivery.  The party giving a Notice shall have the burden of establishing the fact and date of delivery or refusal of delivery of a Notice.

24.          Litigation Provisions.

(a)           THE GUARANTOR CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN CHICAGO, ILLINOIS, AND OF ANY STATE OR FEDERAL COURT LOCATED OR HAVING JURISDICTION IN THE COUNTY IN WHICH ANY FACILITY IS LOCATED, IN WHICH ANY LEGAL PROCEEDING MAY BE COMMENCED OR PENDING RELATING IN ANY MANNER TO THIS GUARANTY.

(b)           THE GUARANTOR AGREES THAT ANY LEGAL PROCEEDING RELATING TO THIS GUARANTY MAY BE BROUGHT AGAINST SUCH GUARANTOR IN ANY STATE OR FEDERAL COURT LOCATED IN CHICAGO, ILLINOIS, OR ANY STATE OR FEDERAL COURT LOCATED OR HAVING JURISDICTION IN THE COUNTY IN WHICH ANY FACILITY IS LOCATED.  EACH GUARANTOR WAIVES ANY OBJECTION TO VENUE IN ANY SUCH COURT AND WAIVES ANY RIGHT THE GUARANTOR MAY HAVE TO TRANSFER OR CHANGE THE VENUE FROM ANY SUCH COURT.

(c)           THE GUARANTOR AGREES THAT THE GUARANTOR WILL NOT COMMENCE ANY LEGAL PROCEEDING AGAINST THE LENDER RELATING IN ANY MANNER TO THIS GUARANTY IN ANY COURT OTHER THAN A STATE OR FEDERAL COURT LOCATED IN CHICAGO, ILLINOIS, OR IF A LEGAL PROCEEDING IS COMMENCED BY THE LENDER AGAINST THE GUARANTOR IN A COURT IN ANOTHER LOCATION, BY WAY OF A COUNTERCLAIM IN SUCH LEGAL PROCEEDING.

(d)           THE GUARANTOR HEREBY WAIVES TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATING TO THIS GUARANTY.

[SIGNATURE PAGE(S) AND EXHIBIT(S),

IF ANY, FOLLOW THIS PAGE]

IN WITNESS WHEREOF, the Guarantor has executed this Guaranty as of the date first above written.

ADCARE HEALTH SYSTEMS, INC.

By	/s/ Christopher F. Brogdon
Christopher F. Brogdon, Vice Chairman and
Chief Acquisition Officer

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